Clayton Street Trust

Protective Life Dynamic Allocation Series – Conservative Portfolio

Protective Life Dynamic Allocation Series – Growth Portfolio

Protective Life Dynamic Allocation Series – Moderate Portfolio

(collectively, the “Portfolios”)

Supplement dated July 1, 2026

to Currently Effective Prospectus

and Statement of Additional Information

On June 30, 2026, Janus Henderson Group plc (“Janus Henderson”), the parent of the Portfolios’ investment adviser, Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”) completed the previously announced take-private transaction in which Janus Henderson was acquired by, among others, Trian and General Catalyst (the “Transaction”).

The closing of the Transaction was deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the investment advisory agreements between each Portfolio and Janus Henderson Investors US LLC (the “Adviser”). As a result, the closing of the Transaction caused such investment advisory agreements to terminate automatically in accordance with their respective terms.

The Board of Trustees of the Portfolios (the “Board of Trustees”) approved, subject to shareholder approval, a new investment advisory agreement between the Portfolios and the Adviser in order to permit the Adviser to continue providing advisory services to the Portfolios following the closing of the Transaction (“Post-Transaction Advisory Agreement”). The Post-Transaction Advisory Agreement has substantially identical terms as the corresponding current investment advisory agreement.

At special meeting of shareholders held on May 18, 2026 (the “Meeting”), shareholders of each Portfolio approved the Post-Transaction Advisory Agreement, which took effect upon the closing of the Transaction.

Please retain this Supplement with your records.